UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                           CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           March 1, 2004
                           Date of Report
                  (Date of Earliest Event Reported)

       ORIENTAL AUTOMOTIVE PARTS DEVELOPMENT (CHINA) CO., LTD.
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    (Exact Name of Registrant as Specified in its Charter)

                              DELAWARE
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        (State or Other Jurisdiction of Incorporation)

             000-50024                   55-0793382
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  (Commission File Number)      (IRS Employer Identification No)

       20 Chapin Road, Unit 1004, Pine Brook, New Jersey 07058
  --------------------------------------------------------------
     (Address of Principal Executive Offices, including ZIP Code)

                          (973) 882-8857
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         Registrant's Telephone Number, including Area Code


  --------------------------------------------------------------
   (Former Name or Former Address, if Changed Since Last Report)



ITEM 4. Changes in Registrant's Certifying Accountant

    On February 27, 2004, Oriental Automotive Parts Development (China) Co., Ltd. (the "Company") engaged Demetrius & Co., LLC as its independent auditors for the year ended December 31, 2003 to replace the firm of ATA CPA Group, LLC ("ATA", formerly Grace T. Fan, CPA, LLC) who resigned to serve as the Company's independent public accountants on February 27, 2004. Following the engagement, Demetrius & Co, LLC will audit the Company's financial statements as of and for the year ended December 31, 2003 and will respond to the comments of the Securities and Exchange Commission (the "Commission") in connection with the Company's filing on a registration statement on Form SB-2.

    The decision to accept ATA's resignation and engage Demetrius & Co., LLC as the Company's independent auditors was approved by the Board of Directors of the Company on February 27, 2004.

    The ATA's reports on the Company's financial Statements for the periods from August 30, 2002 (date of inception) to February 28, 2003 and the interim period from March 1, 2003 through the date of ATA's resignation did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles other than a going concern statement on its report on the Company's financial statements for the period from August 30, 2002 to September 30, 2002.

   During the periods from August 30, 2002 (date of inception) to February 27, 2004, the date of ATA's resignation, there were no disagreements with ATA, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure which, if not resolved to ATA's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its independent auditors' reports. In addition, during the periods from August 30, 2002 (date of inception) to February 27, 2004, there were no reportable events as that term is described in Item 304(a)(1)(iv) of Regulation S-B.

    The Company has provided ATA with a copy of this Report prior to filing with the Commission, and has requested ATA furnish the Company with a letter addressed to the Commission stating whether r not it agrees with the statements contained in such disclosures. A copy of such letter, dated February 27, 2004, is filed as Exhibit 16 to this Report on Form 8-K.

    Prior to the date of the Board's decision to engage Demetrius & Co., LLC on February 27, 2004, neither the Company nor anyone acting on its behalf consulted Demetrius & Co., LLC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2) of Regulation S-B.


ITEM 7.    Financial Statements and Exhibits

(c) Exhibits:

    Exhibit 16:   Letter from ATA CPA Group, LLC



                            SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Oriental Automotive Parts Development (China) Co., Ltd.


/s/ Yizhong Wu
-----------------------
Yizhong Wu,
Chief Financial Officer

Dated:  March 1, 2004